UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2006

HCC Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

DE	001-13790	76-0336636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13403 Northwest Freeway, Houston, Texas	77040-6094
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   713-690-7300

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On December 27, 2006, HCC Insurance Holdings, Inc. announced its results for the Third Quarter of 2006. The announcement of HCC's results had been delayed pending the completion of a review of the Company's historical stock option granting practices conducted by a Special Committee of Independent Directors. As previously announced, the Special Committee of the Company's Board had made determinations as a result of its review. Following the Special Committee's review, the Company determined that the cumulative charge resulting from correcting the previous errors, would be material in the second quarter and for the full year of 2006 and thus prior year financial statements for the years 1997 through 2005 and the quarters ended March 31, 2006 would be restated. However, the impact of the restatement in any of the restated periods will not be material. The Company informed investors that its financial statements could no longer be relied upon

The Company has concluded its determination of the effects on the financial statements of the Company's stock option granting practices and has filed a Form 10-K/A for the year ended December 31, 2005, a Form 10-Q/A for the quarter ended March 31, 2006, and Forms 10-Q for the quarters ended June 30 and September 20, 2006.

A press release setting forth the announcement of the Company's financial results for the Third Quarter of 2006 is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 2.04 Triggering Event That Accelerates or Increase a Direct Financial Obligation or Obligation Under an Off-Balance Sheet Arrangement.

As a result of the Company's filing of its delayed Forms 10-Q, the Company has cured any possible Event of Default arising from the failure to timely deliver these reports under the Indentures governing its outstanding 1.3% and 2.00% Convertible Notes.

Item 9.01 Financial Statements and Exhibits

    Exhibit 99.1.       Earnings Press Release dated December 27, 2006

        The information contained herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.
December 27, 2006 (Date)	/s/ Frank J. Bramanti Frank J. Bramanti Chief Executive Officer

Exhibit Index
99.1	Earnings Press release dated December 27, 2006